SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            -------------------------


      Date of Report (Date of earliest event reported): September 18, 2000



                         Sykes Enteprises, Incorporated
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



   Florida                        0-28274                         56-1383460
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(State or other          (Commission File Number)               (IRS Employer
jurisdiction of                                                 Identification
 incorporation)                                                      No.)


              100 N. Tampa Street, Suite 3900, Tampa, Florida 33602
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (813) 274-1000
                           ---------------------------
                         (Registrant's telephone number)




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Item 5.  Other Events

         On September 18, 2000, Sykes Enterprises, Incorporated (the "Company") issued a press release announcing its revised earnings forecast for second half of 2000, changes to its strategic alliance with Perot Systems, and a restatement of 1998 results. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits:

               99.1    Press release of the Company issued September 18, 2000.







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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SYKES ENTERPRISES, INCORPORATED



Date:  September 18, 2000              By:  /s/ W. Michael Kipphut
                                          --------------------------------------
                                            W. Michael Kipphut
                                            Vice President and Chief Financial
                                              Officer








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


                         SYKES ENTERPRISES, INCORPORATED

                   Exhibit Index to Current Report on Form 8-K
                            Dated September 18, 2000


Exhibit
Number                             Description
--------                           -----------

(99.1)            Press release of the Company issued September 18, 2000.





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